EXHIBIT 99

PRESS RELEASE

GE Capital Announces Expiration and Final Results of Private Exchange Offers

•	$37.5 billion of Old Notes tendered in the Market Value Exchange Offers

•	$36.0 billion of Total New Notes to be issued

FAIRFIELD, Conn. – October 20, 2015 – General Electric Capital Corporation (“GECC”) today announced the expiration and final results of the previously announced private offers commenced by GE Capital International Funding Company (the “Issuer”) to exchange (the “Exchange Offers”) the Issuer’s new senior unsecured notes (collectively, the “New Notes”) for certain outstanding debt securities (collectively, the “Old Notes”).

The Exchange Offers expired at 11:59 p.m., New York City time on October 19, 2015 (the “Expiration Date”). The Withdrawal Deadline expired at 5:00 p.m., New York City time on October 2, 2015. Old Notes tendered for exchange may not be validly withdrawn.

As expected, there have been no material changes in the results of the Exchange Offers since the Early Participation Date. Based on information provided by D.F. King & Co., Inc. and Lucid Issuer Services Limited, the exchange agents and information agents for the Exchange Offers (the “Exchange Agents”), approximately $37.5 billion principal amount of Old Notes were validly tendered in the Market Value Exchange Offers by the Expiration Date, including approximately $0.5 billion principal amount of Old Notes validly tendered since the Early Participation Date. All Old Notes validly tendered in the 2016 Market Value Exchange Offers will be accepted in the 2016 Market Value Exchange Offers, resulting in the issuance of approximately $16.4 billion of 2016 New Notes. Applying a proration factor of approximately 71.37% to the Old Notes tendered in 2020/2025/2035 Market Value Exchange Offers will result in an aggregate issuance of $36.0 billion of New Notes in the Exchange Offers.

Based on the principal amounts of Old Notes tendered by the Expiration Date, a summary of the principal amounts of New Notes that will be issued in the Exchange Offers is set forth below.

New Notes	Principal Amount of Applicable Old Notes Validly Tendered by Expiration Date (billions USD equivalent)	Principal Amount of New Notes to be Issued Pursuant to the Exchange Offers (billions USD equivalent)
2016 USD New Notes	$14.4	$15.3
2016 GBP New Notes	$1.0 (£0.6)	$1.2 (£0.8)
2020 New Notes	$7.6	$6.1
2025 New Notes	$2.6	$2.0
2035 New Notes	$11.9	$11.5
Total	$37.5	$36.0

The Exchange Offers were conducted by the Issuer upon the terms and subject to the conditions set forth in a separate offer to exchange (which is available only to Eligible Holders), as modified by this announcement and the announcements relating to the Exchange Offers dated October 3, 2015 and October 5, 2015. Capitalized terms not otherwise defined herein have the meanings set forth in the announcement relating to the Exchange Offers dated September 21, 2015.

Based on the principal amount of Old Notes tendered in the Exchange Offers, Old Notes tendered in the 2020/2025/2035 Market Value Exchange Offers will be accepted based on the proration factors provided in the tables below. The Issuer currently expects to return on the Settlement Date or as soon as practicable thereafter any Old Notes tendered in the 2020/2025/2035 Market Value Exchange Offers that are not accepted due to proration.

The “Settlement Date” for the Exchange Offers is expected to be October 26, 2015.

Exchange Offers Summary Tables

The tables below provide information regarding the principal amount of each series or tranche of Old Notes validly tendered and not validly withdrawn at or prior to the Expiration Date pursuant to the Exchange Offers, based on information provided by the Exchange Agents. The following tables also set forth the principal amounts of Old Notes to be accepted pursuant to the Exchange Offers, the proration factors and the principal amounts of New Notes to be issued pursuant to the Exchange Offers. They are based on the consideration set forth in the announcement relating to the Exchange Offers dated October 5, 2015 and the corresponding pounds sterling exchange rate determined at 5:00 p.m. (New York City time) on October 2, 2015.

Market Value Exchange Offers

2016 Market Value Exchange Offers

USD (2019-2021): Market Value Exchange for 2016 USD New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	$233.219	$233.219	2016 USD New Notes	$272.988
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	$402.633	$402.633	2016 USD New Notes	$416.007
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	$226.799	$226.799	2016 USD New Notes	$263.563
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	$156.047	$156.047	2016 USD New Notes	$182.123
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	$197.874	$197.874	2016 USD New Notes	$222.138
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	$260.580	$260.580	2016 USD New Notes	$296.882
5.300% Feb 2021	369622SM8	US369622SM84	$2,000	$208.032	$208.032	2016 USD New Notes	$242.212
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	$617.016	$617.016	2016 USD New Notes	$705.175
_______________
(1)	All Old Notes validly tendered in the 2016 Market Value Exchange Offers will be accepted without proration.

(2)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

USD (2022-2024): Market Value Exchange for 2016 USD New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	$249.340	$249.340	2016 USD New Notes	$262.313
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	$298.336	$298.336	2016 USD New Notes	$312.061
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	$133.032	$133.032	2016 USD New Notes	$141.374
_______________
(1)	All Old Notes validly tendered in the 2016 Market Value Exchange Offers will be accepted without proration.

(2)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

USD Fixed-Rate (2016-2020): Market Value Exchange for 2016 USD New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
1.500% Jul 2016	36962G6Z2	US36962G6Z26	$1,250	$436.228	$436.228	2016 USD New Notes	$440.461
1.450% Aug 2016	36962G7B4	US36962G7B49	$250	-	-	2016 USD New Notes	-
4.575% Aug 2037	36962G6E9	US36962G6E96	$100	-	-	2016 USD New Notes	-
3.350% Oct 2016	36962G5H3	US36962G5H37	$1,250	$541.095	$541.095	2016 USD New Notes	$558.146
5.375% Oct 2016	36962GY40	US36962GY402	$1,100	$460.383	$460.383	2016 USD New Notes	$484.449
2.900% Jan 2017	36962G5N0	US36962G5N05	$1,425	$627.726	$627.726	2016 USD New Notes	$648.749
5.400% Feb 2017	36962G2G8	US36962G2G80	$1,500	$640.871	$640.871	2016 USD New Notes	$683.331
2.450% Mar 2017	36962G5S9	US36962G5S91	$500	$332.178	$332.178	2016 USD New Notes	$341.661
1.250% May 2017	36962G7J7	US36962G7J74	$1,000	$692.783	$692.783	2016 USD New Notes	$701.823
2.300% Apr 2017	36962G5W0	US36962G5W04	$2,000	$847.280	$847.280	2016 USD New Notes	$873.078
5.625% Sep 2017	36962G3H5	US36962G3H54	$3,000	$1,150.351	$1,150.351	2016 USD New Notes	$1,258.687
1.600% Nov 2017	36962G6K5	US36962G6K56	$1,000	$269.984	$269.984	2016 USD New Notes	$274.935
1.625% Apr 2018	36962G6W9	US36962G6W94	$1,500	$377.516	$377.516	2016 USD New Notes	$384.317
5.625% May 2018	36962G3U6	US36962G3U65	$4,000	$1,391.460	$1,391.460	2016 USD New Notes	$1,550.011
4.700% May 2053	369622394	US3696223946	$750	$17.873	$17.873	2016 USD New Notes	$17.684
2.300% Jan 2019	36962G7G3	US36962G7G36	$1,000	$544.474	$544.474	2016 USD New Notes	$561.738
3.800% Jun 2019	369668AA6	US369668AA67	$700	$439.838	$439.838	2016 USD New Notes	$475.494
5.260% Nov 2019	36962GM43	US36962GM431	$75	$75.000	$75.000	2016 USD New Notes	$84.828
3.250% Aug 2020	36962G7C2	US36962G7C22	$250	-	-	2016 USD New Notes	-
________________
(1)	All Old Notes validly tendered in the 2016 Market Value Exchange Offers will be accepted without proration.

(2)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

USD Floating Rate (2016-2020): Market Value Exchange for 2016 USD New Notes

Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(2)(3)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
FRNs Jul 2016	36967FAC5	US36967FAC59	$695	$396.000	$396.000	2016 USD New Notes	$399.960
FRNs Jul 2016	36962G7A6	US36962G7A65	$1,600	$464.825	$464.825	2016 USD New Notes	$470.459
FRNs Jan 2017	36967FAB7	US36967FAB76	$2,000	$667.520	$667.520	2016 USD New Notes	$674.182
FRNs May 2017	36962G7H1	US36962G7H19	$500	$221.269	$221.269	2016 USD New Notes	$223.469
F-FRNs May 2017	36962G5Y6	US36962G5Y69	$100	$14.965	$14.965	2016 USD New Notes	$15.149
F-FRNs Aug 2017	36962G6B5	US36962G6B57	$100	$16.911	$16.911	2016 USD New Notes	$17.418
F-FRNs Dec 2017	36962G6L3	US36962G6L30	$100	$5.835	$5.835	2016 USD New Notes	$5.890
FRNs Apr 2018	36962G6X7	US36962G6X77	$400	$183.946	$183.946	2016 USD New Notes	$187.350
FRNs Jan 2019	36962G7F5	US36962G7F52	$500	$228.913	$228.913	2016 USD New Notes	$229.411
FRNs Jan 2020	36967FAA9	US36967FAA93	$500	$156.226	$156.226	2016 USD New Notes	$158.604
________________
(1)	We refer to floating-rate notes as FRNs and fixed to floating-rate notes as F-FRNs.

(2)	All Old Notes validly tendered in the 2016 Market Value Exchange Offers will be accepted without proration.

(3)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

Other Select USD: Market Value Exchange for 2016 USD New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
1.250% Nov 2016	—	XS0856562797	$300	$17.980	$17.980	2016 USD New Notes	$18.057
4.625% Jan 2043	—	XS0880289292	$700	$75.683	$75.683	2016 USD New Notes	$75.180
5.550% Jan 2026	36962GT95	US36962GT956	$500	$5.275	$5.275	2016 USD New Notes	$6.231
7.500% Aug 2035	36959CAA6	US36959CAA62	$300	$89.104	$89.104	2016 USD New Notes	$130.409
________________
(1)	All Old Notes validly tendered in the 2016 Market Value Exchange Offers will be accepted without proration.

(2)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

GBP: Market Value Exchange for 2016 GBP New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
6.250% Dec 2017	—	XS0148124588	£500	£149.544	£149.544	2016 GBP New Notes	£165.557
5.250% Dec 2028	—	XS0096298822	£425	£109.881	£109.881	2016 GBP New Notes	£139.246
5.625% Sept 2031	—	XS0154681737	£178	£48.942	£48.942	2016 GBP New Notes	£65.021
4.875% Sept 2037	—	XS0229561831	£750	£237.377	£237.377	2016 GBP New Notes	£275.463
5.375% Dec 2040	—	XS0182703743	£450	£99.914	£99.914	2016 GBP New Notes	£133.073
________________
(1)	All Old Notes validly tendered in the 2016 Market Value Exchange Offers will be accepted without proration.

(2)	The 2016 GBP New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 1.363%

2020/2025/2035 Market Value Exchange Offers

USD (2019-2021): Market Value Exchange for 2020 New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	Proration Factor(1)	New Notes(2)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	$767.281	$547.464	71.37%	2020 New Notes	$639.908
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	$984.109	$702.211	71.37%	2020 New Notes	$724.491
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	$878.410	$626.745	71.37%	2020 New Notes	$727.054
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	$573.182	$408.962	71.37%	2020 New Notes	$476.259
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	$953.205	$680.162	71.37%	2020 New Notes	$761.650
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	$1,086.470	$775.235	71.37%	2020 New Notes	$881.190
5.300% Feb 2021	369622SM8	US369622SM84	$2,000	$876.368	$625.236	71.37%	2020 New Notes	$726.550
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	$1,438.862	$1,026.684	71.37%	2020 New Notes	$1,169.850
_______________
(1)	Proration factor (the percentage of relevant tenders to be accepted) is rounded to the nearest hundredth.

(2)	The 2020 New Notes will mature on November 15, 2020 and will bear interest at the rate per annum of 2.342%.

USD (2022-2024): Market Value Exchange for 2025 New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	Proration Factor(1)	New Notes(2)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	$932.001	$665.041	71.37%	2025 New Notes	$696.664
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	$1,238.979	$884.080	71.37%	2025 New Notes	$922.717
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	$475.656	$339.398	71.37%	2025 New Notes	$360.044
________________
(1)	Proration factor (the percentage of relevant tenders to be accepted) is rounded to the nearest hundredth.

(2)	The 2025 New Notes will mature on November 15, 2025 and will bear interest at the rate per annum of 3.373%.

USD (2032-2039): Market Value Exchange for 2035 New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Validly Tendered by the Expiration Date (millions)	Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	Proration Factor(1)	New Notes(2)	Principal Amount to be Issued Pursuant to the Exchange Offer (millions)
6.750% Mar 2032	36962GXZ2	US36962GXZ26	$5,000	$2,846.358	$2,030.929	71.37%	2035 New Notes	$2,810.791
6.150% Aug 2037	36962G3A0	US36962G3A02	$2,000	$1,519.318	$1,084.065	71.37%	2035 New Notes	$1,435.074
5.875% Jan 2038	36962G3P7	US36962G3P70	$6,350	$4,782.049	$3,412.266	71.37%	2035 New Notes	$4,394.763
6.875% Jan 2039	36962G4B7	US36962G4B75	$4,000	$2,774.132	$1,979.345	71.37%	2035 New Notes	$2,824.040
________________
(1)	Proration factor (the percentage of relevant tenders to be accepted) is rounded to the nearest hundredth.

(2)	The 2035 New Notes will mature on November 15, 2035 and will bear interest at the rate per annum of 4.418%.

The New Notes have the following CUSIP Numbers and ISINs:

New Notes	U.S. Restricted (CUSIP Number)	U.S. Restricted (ISIN)	Offshore (CUSIP Number)	Offshore (ISIN)
2016 USD New Notes	36164NFE0	US36164NFE04	36164PFE5	US36164PFE51
2016 GBP New Notes	—	XS1288976662	—	XS1288976316
2020 New Notes	36164NFF7	US36164NFF78	36164PFF2	US36164PFF27
2025 New Notes	36164NFG5	US36164NFG51	36164PFG0	US36164PFG00
2035 New Notes	36164NFH3	US36164NFH35	36164PFH8	US36164PFH82

Additional Information

The New Notes have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The 2016 USD New Notes, the 2020 New Notes, the 2025 New Notes and the 2035 New Notes will be entitled to certain registration rights.

This communication does not constitute an offer to buy or sell or a solicitation of an offer to buy or sell either Old Notes or New Notes in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this communication in certain jurisdictions (including, but not limited to, Australia, Canada, China, the European Economic Area, France, Hong Kong, Ireland, Italy, Japan, Korea, Kuwait, Luxembourg, Mexico, Switzerland, the United Kingdom and the United States) and the offering of the New Notes in certain jurisdictions may be restricted by law.

This communication has not been approved by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000 (as amended). Accordingly, this communication is only for distribution to and directed at: (i) in the United Kingdom, persons having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended) (the “Order”)); (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; (iii) persons who are outside the United Kingdom; and (iv) any other person to whom it can otherwise be lawfully distributed (all such persons together being referred to as “Relevant Persons”). Any investment or investment activity to which this communication relates is available only to and will be engaged in only with Relevant Persons. Persons who are not Relevant Persons should not take any action based upon this communication and should not rely on it.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, this communication is not being made in that Relevant Member State other than: (a) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant dealer or dealers nominated by the Issuer for any such offer; or (c) in any other circumstances falling within Article 3(2) of the Prospectus Directive; provided that no such communication referred to in (a) to (c) above shall require the Issuer or any dealer manager, the information agents or the exchange agents to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive. The expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU) and includes any relevant implementing measure in such Relevant Member State.

Forward-Looking Statements

This communication contains “forward-looking statements” —that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Reorganization and the Exchange Offers; our announced GE Capital Exit Plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with the GE Capital Exit Plan; expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between GE’s industrial business and GECC earnings. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced GE Capital Exit Plan to reduce the size of our financial services businesses (including the Merger); our ability to complete incremental asset sales as part of the GE Capital Exit Plan in a timely manner (or at all) and at the prices we have assumed; changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of the GE Capital Exit Plan as well as other aspects of the GE Capital Exit Plan; the impact of conditions in the financial and credit markets on the availability and cost of GECC’s funding, and GECC’s exposure to counterparties; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC Mortgage Corporation, which may affect our estimates of liability, including possible loss estimates; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; the adequacy of our cash flows and earnings and other conditions, which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; GECC’s ability to pay dividends to GE at the planned level, which may be affected by GECC’s cash flows and earnings, financial services regulation and oversight, and other factors; our ability to convert pre-order commitments/wins into orders; the price we realize on orders since commitments/wins are stated at list prices; customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve; the effectiveness of our risk management framework; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation; adverse market conditions, timing of and ability to obtain required bank regulatory approvals, or other factors relating to us or Synchrony Financial that could prevent us from completing the Synchrony Financial split-off as planned; our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions; our success in completing, including obtaining regulatory approvals for, announced transactions, such as the proposed transactions and alliances with Alstom, Appliances and the GE Capital Exit Plan, and our ability to realize anticipated earnings and savings; our success in integrating acquired businesses and operating joint ventures; the impact of potential information technology or data security breaches; our actual division of U.S. and international assets, which may not occur as expected; and the other factors that are described in “Risk Factors” in each of GE’s and GECC’s Annual Report on Form 10-K for the year ended December 31, 2014, as such descriptions may be updated or amended in any future report GE or GECC files with the U.S. Securities and Exchange Commission. These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

Investor Contact:
Matt Cribbins, 203.373.2424
matthewg.cribbins@ge.com

Media Contact:
Seth Martin, 203.572.3567
seth.martin@ge.com